EXHIBIT 99.1

Beazer Homes Announces Expansion of Revolving Credit Facility to $525 million
ATLANTA—(BUSINESS WIRE)—March 17, 2026—Beazer Homes USA, Inc. (the “Company”) (NYSE: BZH) announced that it has entered into a third amendment to its existing senior unsecured revolving credit facility (“Credit Facility”) that increased the available aggregate commitment amount by $160 million to $525 million. The amendment also extends the maturity date of the Credit Facility from March 15, 2028 to March 13, 2030.
The amendment to the Credit Facility was arranged by JP Morgan Chase Bank, N.A., Royal Bank of Canada, Truist Securities, Inc. and Regions Capital Markets, a division of Regions Bank. Royal Bank of Canada, Truist Bank and Regions Bank served as Syndication Agents, and JP Morgan Chase Bank, N.A., as Administrative Agent.
“We continue to execute our differentiated product strategy and progress toward achieving our Multi-Year Goals for growing community count, de-leveraging, and increasing book value per share,” said David Goldberg, Senior Vice President and Chief Financial Officer. “The expanded revolver provides increased liquidity and financial flexibility as we pursue these goals and reflects the broad support from our valued banking partners.”
About Beazer Homes
Beazer Homes (NYSE: BZH), headquartered in Atlanta, Georgia, is a leading national homebuilder in energy-efficient construction. Building on a legacy spanning nine generations, Beazer crafts homes that deliver savings and lasting value. Our trusted team of experts guide homebuyers through the building and purchasing process to deliver an industry-leading customer experience. With curated design options, buyers can personalize their homes with confidence. Beazer's exclusive Mortgage Choice program provides access to competitive loan offers from multiple lenders, helping homebuyers choose the best financing for their individual needs. Beazer builds in 13 states nationwide. Learn more at beazer.com or follow us @BeazerHomes.

This press release contains forward-looking statements. These forward-looking statements represent our expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, among other things:
•macroeconomic uncertainty, including high levels of inflation, elevated interest rates and insurance costs, stock market volatility, enhanced and/or altered government regulation resulting from legislation and/or executive orders, and historic changes in U.S. trade policy, negatively impacting consumer sentiment and softening demand for the homes we sell;
•elevated mortgage interest rates for prolonged periods, as well as further increases to, and reduced availability of, mortgage financing;
•supply chain challenges (including as a result of U.S. trade policies and retaliatory responses from other countries) negatively impacting our homebuilding production, including shortages of raw materials and other critical components such as windows, doors, and appliances;
•our ability to meet or achieve our sustainability related goals, aspirations, initiatives, and our public statements and disclosures regarding them;
•inaccurate estimates related to homes to be delivered in the future (backlog), as they are subject to various cancellation risks that cannot be fully controlled;
•factors affecting margins, such as adjustments to home pricing, increased sales incentives and mortgage rate buy down programs in order to remain competitive;
•decreased revenues;
•decreased land values underlying land option agreements;
•increased land development costs in communities under development or delays or difficulties in implementing initiatives to reduce our cycle times and production and overhead cost structures;
•not being able to pass on cost increases (including cost increases due to increasing the energy efficiency of our homes) through pricing increases;
•the availability and cost of land and the risks associated with the future value of our inventory, including impairments and abandonment charges;
•our ability to raise debt and/or equity capital, due to factors such as limitations in the capital markets (including market volatility), adverse credit market conditions and financial institution disruptions, and our ability to otherwise meet our ongoing liquidity needs (which could cause us to fail to meet the terms of our covenants and other requirements under our various debt instruments and therefore trigger an acceleration of a significant portion or all of our outstanding debt obligations), including the impact of any downgrades of our credit ratings or reduction in our liquidity levels;
•market perceptions regarding any capital raising initiatives we may undertake (including future issuances of equity or debt capital);
•inefficient or ineffective allocation of capital, including with respect to planned share repurchases;

•market conditions and other factors outside our control that adversely impact our ability to execute on our planned share repurchases;
•changes in tax laws, such as the One Big Beautiful Bill Act (OBBBA), or otherwise regarding the deductibility of mortgage interest expenses and real estate taxes, including those resulting from regulatory guidance and interpretations issued with respect thereto, such as the IRS's guidance regarding heightened qualification requirements for federal credits for building energy-efficient homes;
•increased competition or delays in reacting to changing consumer preferences in home design;
•natural disasters, severe weather, or other related events that could result in delays in land development or home construction, increase our costs or decrease demand in the impacted areas;
•shortages of or increased costs for labor used in housing production, including as a result of federal or state legislation, and/or enforcement, and the level of quality and craftsmanship provided by such labor;
•terrorist acts, protests and civil unrest, political uncertainty, acts of war or other factors over which the Company has no control, such as the conflict between Russia and Ukraine, the instability and tension in Gaza, and other instabilities and tensions in the Middle East;
•the potential recoverability of our deferred tax assets;
•potential delays or increased costs in obtaining necessary permits as a result of changes to, or complying with, laws, regulations or governmental policies, and possible penalties for failure to comply with such laws, regulations or governmental policies, including those related to the environment;
•the results of litigation or government proceedings and fulfillment of any related obligations;
•the impact of construction defect and home warranty claims;
•the cost and availability of insurance and surety bonds, as well as the sufficiency of these instruments to cover potential losses incurred;
•the impact of information technology failures, cybersecurity issues or data security breaches, including cybersecurity incidents deploying evolving artificial intelligence tools and incidents impacting third-party service providers that we depend on to conduct our business;
•the impact of governmental regulations on homebuilding in key markets, such as regulations limiting the availability of water and electricity (including availability of electrical equipment such as transformers and meters); and
•the success of our sustainability initiatives, as well as the success of any other related partnerships or pilot programs we may enter into in order to increase the energy efficiency of our homes.
Any forward-looking statement, including any statement expressing confidence regarding future outcomes, speaks only as of the date on which such statement is made and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all such factors.

CONTACT: Beazer Homes USA, Inc.
Mark Chekanow, CFA
Vice President, Investor Relations
917.365.0085
investor.relations@beazer.com